EX-32.1 4 ex321.htm EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 USC, SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of China Agro Sciences Corp. (the “Company”) on Second Amended Form 10-K/A for the year ended September 30, 2006, as filed with the Securities and Exchange Commission on or about the date hereof (the “Report”), I, Zhengquan Wang, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)  Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

COMPANY NAME CORPORATION

Date: January 15, 2008	By:	/s/ Zhengquan Wang
Zhengquan Wang
President

A signed original of this written statement required by Section 906 has been provided to China Agro Sciences Corp. and will be retained by China Agro Sciences Corp. and furnished to the Securities and Exchange Commission or its staff upon request.